                                                             EXHIBIT 10.10(a)



                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT dated as of September 28, 1995 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                            W I T N E S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement to modify the rates of interest and fees payable thereunder and to extend the term thereof;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise
                      -----------------------
specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of the Agreement.
                      --------------------------

          (a) Each reference to "1993" in the definition of "Borrower's 1993 Form 10-K" and in Section 4.04(a) is changed to "1994".

          (b) Each reference to "1994" in the definition of "Borrower's Latest Form 10-Q" and in Sections 4.04(b) and (c) is changed to "1995".

          (c) The date "September 29, 1997" appearing in the definition of "Termination Date" is changed to "September 29, 2000".

          (d) The definition of "CD Margin" in Section 2.07(b) is amended to read as follows:

          "CD Margin" means 0.22% per annum.

          (e) The term "Euro-Dollar Margin" in Section 2.07(c) is amended to read as follows:

          "Euro-Dollar Margin" means 0.095% per annum.

          (f) The first sentence of Section 2.08 is amended to read in its entirety as follows:

          The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the rate of 0.055% per annum.

          SECTION 3.  Governing Law.  This Amendment shall be governed by
                      -------------
and construed in accordance with the laws of the State of New York.

          SECTION 4.  Counterparts; Effectiveness.  This Amendment may be
                      ---------------------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         TOYOTA MOTOR CREDIT CORPORATION



                         By    /s/ Wolfgang Jahn
                            --------------------------------
                            Title:  Sr. Vice President
                                    & General Manager



                         MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK



                         By    /s/ Kevin J. O'Brien
                            --------------------------------
                            Title:  Vice President



                         BANK OF AMERICA NATIONAL TRUST
                              & SAVINGS ASSOCIATION



                         By    /s/ David A. Rosso
                            --------------------------------
                            Title:  Vice President



                         THE BANK OF TOKYO, LTD.



                         By    /s/ Yuji Taniguchi
                            --------------------------------
                            Title:  General Manager



                         THE CHASE MANHATTAN BANK N.A.



                         By    /s/ Karl H. Schmidt
                            --------------------------------
                             Title:  Vice President

                         CITICORP USA, INC.



                         By   /s/ Mark J. Lyons
                            --------------------------------
                            Title:  Vice President



                         CREDIT SUISSE



                         By    /s/ Stephen M. Flynn
                            --------------------------------
                            Title:  Member of Senior
                                      Management



                         By    /s/ Marilou Palenzuela
                            --------------------------------
                            Title:  Member of Senior
                                      Management



                         ABN AMRO BANK N.V.



                         By    /s/ John A. Miller
                            --------------------------------
                            Title:  Vice President



                         By   /s/ Ellen M. Coleman
                            --------------------------------
                            Title:  Assistant Vice President



                         BANQUE PARIBAS



                         By    /s/ Gerald Kokal
                            --------------------------------
                            Title:  Assistant Vice President



                         By    /s/ John Cate

                            --------------------------------
                            Title:  Group Vice President

                         BARCLAYS BANK PLC



                         By    /s/ Tim Harrington
                            --------------------------------
                            Title:  Associate Director



                         DEUTSCHE BANK AG LOS ANGELES AND/OR
                              CAYMAN ISLANDS BRANCHES



                         By    /s/ Ross A. Howard
                            --------------------------------
                            Title:  Vice President



                         By   /s/ Lieselotte Stockmann
                            --------------------------------
                         Title:  Assistant Vice President



                         THE LONG-TERM CREDIT BANK
                              OF JAPAN, LTD.



                         By   /s/ Sadao Muraoka
                            --------------------------------
                            Title:  Deputy General Manager



                         THE SAKURA BANK, LIMITED
                              LOS ANGELES AGENCY



                          By    /s/ Sumio Sano
                            --------------------------------
                            Title:  Senior Vice President
                                    & Deputy General Manager

                         THE SANWA BANK, LIMITED



                         By    /s/ Koichi Ueno
                            --------------------------------
                            Title:  Assistant Vice President




                         SWISS BANK CORPORATION,
                             NEW YORK BRANCH



                         By   /s/ Stephanie W. Kim
                            --------------------------------
                            Title:  Associate Director



                         By    /s/ H. Clark Worthley
                            --------------------------------
                            Title:  Associate Director



                         THE TOKAI BANK, LIMITED



                         By    /s/ Takashi Kawaguchi
                            --------------------------------
                            Title:  Assistant General
                                      Manager



                         UNION BANK OF SWITZERLAND



                         By    /s/ James I. Chu
                            --------------------------------
                            Title:  Assistant Vice President


                         By    /s/ Thomas G. Jackson
                         --------------------------------
                            Title:  Managing Director

                         MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, as Agent



                         By    /s/ Kevin J. O'Brien
                            --------------------------------
                            Title:  Vice President